UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 – Unregistered Sales of Equity Securities.

The information in Item 8.01 of this Current Report on Form 8-K (this “Report”) below is incorporated by reference into this Item 3.02 of this Report.

Item 7.01 – Regulation FD Disclosure.

On July 23, 2024, Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot”) issued a press release (the “Press Release”) and investor presentation (the “Presentation”) announcing Riot’s acquisition of Block Mining, Inc., as described in Item 8.01 of this Report. Copies of the Press Release and Presentation are furnished as Exhibit 99.1 and 99.2, respectively, to this Report and are available on Riot’s website, www.riotplatforms.com, under the “Investor Relations” tab.

The information furnished pursuant to this Section 7.01 of this Report, including the Press Release and the Presentation attached as Exhibits 99.1 and 99.2 hereto, respectively, is furnished, only, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liability under that Section, and shall not be incorporated into any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 – Other Events.

On July 23, 2024, Riot completed a transaction to acquire Block Mining, Inc. (“Block”), a Kentucky-based vertically-integrated Bitcoin miner, for an aggregate purchase price at closing of $92.5 million (the “Acquisition”), consisting of approximately $18.5 million in cash and 7,240,623 shares of Riot’s common stock, no par value per share, (“Shares”) issuable to the sellers in connection with closing, at $10.22 per Share (calculated based on the twenty-trading-day volume-weighted average price (“VWAP”) of the Shares as of July 18, 2024). Following closing, the sellers may also be entitled to receive a maximum of $32.5 million in additional earn-out payments in connection with the Acquisition, subject to the satisfaction of certain milestones related to executing the additional power purchase agreements to add additional power capacity for Bitcoin mining in Kentucky for the 2024 and 2025 calendar years. Such earn-out payments may be payable in the form of cash, Shares, or a mixture of cash and Shares, at the sellers’ election, with the number of Shares to be issued (if any) calculated based on the twenty-trading-day VWAP of the Shares as of the date such earn-out payments are determined.

The issuance of Shares in connection with the Acquisition will be made in accordance with the terms and subject to the conditions set forth in the Acquisition agreement and in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder. The issuance and sale of the Shares is not being conducted in connection with a public offering, and no public solicitation or advertisement will be made or relied upon in connection with the issuance of the Shares.

Cautionary Note Regarding Forward Looking Statements

This Report, the Press Release attached as Exhibit 99.1 hereto, and the Presentation attached as Exhibit 99.2, as well as the documents referenced herein and therein, contain forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”), which reflect our management’s opinions, expectations, beliefs, and assumptions regarding future events as of the time they are made, based on information then available to management. Riot may also make forward-looking statements in the other reports and documents filed with the SEC, including those documents and filings incorporated herein by reference. All statements in this Report, the Press Release attached as Exhibit 99.1 hereto, and the Presentation attached as Exhibit 99.2, as well as the documents referenced herein and therein, other than statements of historical fact, are “forward-looking statements” within the scope of this cautionary note and the PSLRA, including, but not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services, or developments; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; potential acquisitions or divestitures; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” and similar words or expressions;

however, forward-looking statements may be made without such terminology. Such forward-looking statements forward-looking statements are not guarantees of future performance or actual results, and you should not place undue reliance on them.

The future events, conditions, or results expressed in, or implied by, such forward-looking statements may not materialize or prove to be correct due to various risks and uncertainties facing Riot, including those risks which management has identified and believes to be material, as well as those which management has not identified, or which management does not believe to be material as of the date such forward-looking statements are made. A discussion of those  risk factors identified by management, which management believes to be material, can be found in the Company’s Annual Report on Form 10-K, as filed with the United Stated Securities and Exchange Commission (the “SEC”), under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” therein, as well as under similar headings in subsequent filings we make with the SEC. Copies of these filings may be obtained from the SEC’s website, www.sec.gov and on the “Investor Relations” page of Riot’s corporate website, www.riotplatforms.com. The discussion of such risks is not an indication that any of such identified risks have occurred at the time of this filing, or that management believes such risks are likely to transpire in the future. Furthermore, it is not possible for our management to predict all risks, the potential impact of all factors on our business, or the extent to which any factor, or combination of factors, may cause our actual results to differ, perhaps materially, from those contained in, or implied by, any forward-looking statements we may make. Investors should not, therefore, consider such identified risk factors, or the discussion thereof, to be comprehensive of all risks that may affect the Company’s business. It is possible that risks which are not identified by management, or which management does not believe to be material, could adversely affect our business, perhaps materially, or that management’s efforts to prevent the occurrence of, or mitigate the effects of, those risks identified by management will be successful. Should such risks or uncertainties develop into actual events, these developments could have a material adverse effect on our business, financial condition, results of operations, stockholder’s equity, and cash flows, and the market price of our securities may decline, as a result.

Accordingly, you should read this Report, the Press Release and the Presentation, as well as the documents referenced herein or therein, and other filings we make with the SEC, completely and with the understanding that our future results may be materially different from our historical results and from the results expressed in or implied by any such forward-looking statements. All forward-looking statements attributable to us speak only as of the date they are made and, unless otherwise required by applicable securities laws, we do not assume any obligation and disclaim any intention to update or revise any such forward-looking statements. All forward-looking statements attributable to us are expressly qualified by the foregoing cautionary statements and are made in reliance of the safe harbor provisions of Section 27A of the Securities Act Section 21E of the Exchange Act and the PSLRA.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated July 23, 2024.
99.2	Block Mining Acquisition Investor Presentation, dated as of July 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: July 23, 2024